HII Technologies, Inc

OILFIELD SERVICES

OTCQB: HIIT







Investor Presentation

May 2014

Disclosure Statement

This presentation and related commentary may contain "forward-looking statements" within the meaning of Private Securities Litigation Reform Act of 1995. Any statements as to matters that are not of historic fact are forward-looking statements. These forward-looking statements are based on HIIT's current expectations, estimates and projections about HIIT, its industry, its management's beliefs and certain assumptions made by management, and include statements regarding future operational and activity expectations and anticipated financial performance. No assurance can be given that such expectations, estimates or projections will prove to have been correct. Whenever possible, these "forward-looking statements" are identified by, words such as "expects," "believes," "anticipates" and similar phrases. Readers and any audience are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict, including, but not limited to:

Risks that HIIT will be unable to achieve its financial, capital expenditure and operational projections, including quarterly projections of revenue and risks that HIIT's expectations regarding future activity levels, customer demand, and pricing stability may not materialize (whether for HIIT as a whole or for geographic regions and/or business segments individually); risks that fundamentals in the U. S. oil and gas markets may not yield anticipated future growth in HIIT's businesses, worsen from the recent market declines, and/or that HIIT could experience further unexpected declines in activity and demand for its rental equipment service, risks relating to HIIT's ability to implement technological developments and enhancements; risks relating to compliance with environmental, health and safety laws and regulations, as well as actions by governmental and regulatory authorities; may not be able to reduce, and could even experience increases in, the costs of labor, fuel, equipment and supplies employed and used in HIIT's businesses; risks relating to changes in the demand for or the price of oil and natural gas; risks that HIIT may not be able to execute its capital expenditure program and/or that any such capital expenditure investments, if made, will not generate adequate returns; and other risks affecting HIIT's ability to maintain or improve operations, including its ability to maintain prices for services under market pricing pressures, weather risks, and the impact of potential increases in general and administrative expenses.

Because such statements involve risks and uncertainties, many of which are outside of HIIT's control, HIIT's actual results and performance may differ materially from the results expressed or implied by such forward-looking statements. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Other important risk factors that may affect HIIT's business, results of operations and financial position are discussed in its most recently filed Annual Report on Form 10-K, recent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K and in other Securities and Exchange Commission filings. Unless otherwise required by law, HIIT also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made here. However, readers should review carefully reports and documents that HIIT files periodically with the Securities and Exchange Commission.

Financial Snapshot

OTCQB	HIIT
Current Price (5/1/14)	$0.68
Market Cap (5/1/14)	$32.9 M
Average 3M Daily Volume	55,058
Shares Outstanding	48.35 M
Insider Ownership	23%

	FY 2013 ($ in thousands)
Total Assets	$10,223
Total Liabilities	$9,337
Total Equity	$886
Cash Position	$866
Accounts Receivable	$3,708

Stock Performance



Financial Performance ($MM)


$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
Revenue
$14.6
$32.3
2013A
2014E

Investment Highlights

Focus on Critical Oilfield Services	• Strategic commitment to three key areas of 1) Water; 2) Safety; and 3) Power • Full suite of water services including transfer, flowback, recycling and evaporation • Critical nature of services in the oilfield provides for relatively inelastic market
Leading Position in Core Oilfield Markets	• Established presence in core markets: Permian/Eagle Ford/Granite Wash/Woodbine/Cline/Mississippian/Eaglebine • Well positioned in high volume drilling areas with increased activity forecasted • Long-term relationships with leading E&P's including Apache, EOG and Marathon
Proven Financial Platform and Strategy	• Strong organic financial growth as well as successful acquisition integration • Public currency allows for aggressive acquisition strategy to reach critical mass
Innovative Green Technology	• Exclusive relationship to distribute evaporation technology system • Provides substantial cost savings by reducing the need for water trucking and disposal • Green technology acceptable to communities as well as economically prudent
Highly Experienced Management Team	• Team consists of seasoned oilfield professionals with decades of experience • CEO Matt Flemming and President Brent Mulliniks (50+ years combined experience) • Proven track record of delivering shareholder value through exceptional execution

Executive Summary

HII Technologies, Inc. (OTCQB: HIIT), in Houston, Texas is an oilfield services company focused on providing service and rental equipment technologies to oilfield customers for horizontal drilling and hydraulic fracing in the domestic U.S.

To date, HIIT has focused on aggressively building a full suite of services through both organic and inorganic growth in the following 3 core areas:

- ***Water:*** AES Water Solutions (AES) & AquaTex supports fracing for E&P companies through total water management packages
- ***Safety:*** AES Safety Services (AES-SS) maintains compliance with regulatory bodies for E&P companies by providing certified safety contractors
- ***Power:*** South Texas Power (STP) helps E&P companies efficiently manage power needs in the field by supplying portable generated power and lighting on a rental basis







HIIT is led by a highly experienced management team with a track record of considerable success in the oilfield and public markets

Activity Concentration

58%
of the oil & natural gas drilling rigs are located in Oklahoma and Texas
Source: BHI Rig Count

HIIT participates in the following unconventional tight oil and shale formation plays:

- Eagle Ford Shale
- Mississippian Lime
- Eaglebine
- Woodford
- Permian Basin
- Cline Shale
- Granite Wash
- Utica Shale and others



SAFETY
WATER
POWER
Ohio
Utica & Marcellus
Mississippi Lime
Granite Wash
Oklahoma
W. Virginia
Texas
Woodford
Cline Shale
Permian
Eagle Ford Shale

HIIT current operational foot print covers: Oklahoma, Texas Panhandle, West Texas, South Texas, Ohio, and West Virginia

Key Products and Services

AES Water Solutions (AES) & AquaTex

- AES and AquaTex support fracing for exploration and production companies through complete water management packages

AES Safety Services (AES-SS)

- AES-SS makes compliance with state government safety regulations by providing oilfield E&P companies with contract certified safety contractors

South Texas Power (STP)

- STP helps E&P companies efficiently manage changing power needs in the field by supplying portable generated power and lighting on a rental basis

Water Solutions



$10.3
$21.0
2013A
2014E

Safety Services



$2.5
$8.0
2013A
2014E

South Texas Power



$1.8
$3.3
2013A
2014E
Revenue ($mm)

Company Timeline

2011

May 2011
Sell Hemiwedge oilfield valve assets

2012

September 2012
Purchase AES Water Solutions

December 2012
Launch STP

2013

January 2013
Launch AES Safety Services

July 2013
STP expands the leasing agreement for the rental equipment fleet

August 2013
AES Water Solutions enters Flow-back Services

October 2013
STP expands the leasing agreement for the diesel generator rental fleet

November 2013
AES Water Solutions enters alliance with CRS Reprocessing Service for drilling fluid reprocessing & top hole solids control

November 2013
HII purchases AquaTex for South Texas Eagle Ford Shale market

2014

January 2014
Marathon signs MSA for AES Water Solutions' evaporation program

January 2014
HII signs Resource West deal for Evaporation product line and Above Ground Tanks

February 2014
AES Water Solutions signs licensing deal for high volume Frac Water Recycling System

WATER

AES Water Solutions

AQUATEX

Total Frac Water Management Overview

- HII provides total frac water management, including water transfer, flowback, storage, recycling and evaporation



Recycle up to
20,000 bbd water
Removes up to
99% total metals & TSS
99% Bacteria removals
RECYCLE UNIT
FRESH WATER
WATER TRANSFER
50+ miles aluminum pipe& lay flat non-leak flat hose
Low profile road crossings
High performance water transfer pumps
ABOVE GROUND WATER STORAGE
Mobile & On-site
Water storage tanks
Quick set up & demobilization
Up to 53,000 bbl capacity
Water transfer
Distribution manifolds
FRAC JOB
(Big 3 Operation)
EVAPORATION
On-site rapid accelerated pit evaporation
Solids removal
Pit remediation
DISPOSAL
FLOW BACK SYSTEM
On-site 2x2 manifolds
Gas separators packages
Sand traps
Flare stacks
Well testing equipment

AES Water Solutions Overview



AES pipe / poly / flat hose
Water Transfer
Flowback Services
Tanks
Frac Site
Tanks
AES pumps
AES manifolds, sand traps, & gas separators
Water Source
Hydraulic Fracing
Tanks

AES Water Solutions

AQUATEX

- AES Water Solutions (AES) and AquaTex has approximately 55 miles of pipe and lay flat hose available for rental
- Additional products/services include road crossings, pumps, truck and trailers
- Originally focused exclusively on water transfer to site
  - Paid on rental of above ground pipe, pumps, manifolds, etc.
- Recently added flowback services
  - Sand, water, gas separation units and delivery to on-site tanks
  - Paid on day rates for service crew and equipment
- In the near future, will provide on-site water recycling
  - To be paid on a per-barrel cleaning charge
- Above ground on-site water storage tank
- Minimum time for assembly up to 53,000 bbl

Economic Benefits of Recycling

- The cost of trucking and disposing of a barrel of wastewater ranges between $2.70 - $5.00 per barrel vs the cost of recycling at $2.00 per barrel
- Consequently, the estimated savings per barrel is between $0.70 and $3.00

Estimated Cost Savings per Frac[(1)]

	Eagle Ford	
Costs in $/bbl	Low	High
Freshwater	$0.35	$0.50
Trucking to Wellsite	$1.00	$2.00
Trucking to Disposal	$1.00	$2.00
Disposal/Injection	$0.35	$0.50
Combined Range	*$2.70*	*$5.00*
Less recycling cost:	$2.00	$2.00
Estimates Savings	*$0.70*	*$3.00*
Water BBL / Frac Job	120,000	120,000
Total Savings / Frac Job	***$84,000***	***$360,000***

For a standard 120,000 barrel frac job, the estimated cost savings is between $84k to $360k

(1) Company estimates

Innovative Green Technology: Evaporation







- HIIT has an exclusive relationship for Oklahoma and Texas with Resource West and its environmentally friendly Landshark & Barracuda Wastewater Evaporators
- Landshark features include:
  - Fan airflow reaches in excess of 100 mph
  - 3-wheel, trailer, float-mounted or skid-mounted
  - 360-degree directional flotation
  - Automated wind speed & direction control system
- As opposed to expensive trucking and disposal of wastewater in the oilfield, the Landshark operates at the drill site to evaporate from the water containment.
- Besides the economic benefits compared to trucking/disposal, the Landshark eliminates the following concerns of local communities:
  - Road deterioration
  - Noise
  - Pollution
  - Property devaluation
- HIIT plans to aggressively market the Landshark at the drill site as part of its comprehensive suite of services

SAFETY

AES Safety Services

AES Safety Services Overview

- **AES Safety Services (AES-SS) provides on-site safety personnel on a contracted basis to oilfield clients**
  - Rapidly growing division of HII
  - Maintain regulatory requirements on site
  - Allows HII to "cross-pollinate" services with water and power divisions
- **AES-SS revenues derived from:**
  - On-site safety engineers and safety training
  - Procedure monitoring and inspection
  - Developing customized Health/Safety/Environment (HSE) programs and safety plans for compliance
  - Site remediation
- **Market drivers:**
  - Increasing regulatory requirements for full-time on-site personnel
  - E&P companies continue to outsource safety personnel
  - Company mandates for HSE programs
  - Cost savings for reduced on-site risks/liabilities

AES Safety Services



POWER

STP

SOUTH TEXAS POWER

South Texas Power Overview

- South Texas Power (STP) provides portable power solutions to oilfield customers
  - Drilling operations are typically "off the grid"
  - Requires 24-hour, portable, simple solution to accommodate on-site personnel and operations
  - STP specifically focuses on Eagle Ford shale with expansion into other shale areas
  - Expansion from South Texas to Permian; incremental customer growth
  - Allows HII to "cross-pollinate" services with water and safety divisions
- STP revenues derived from rental of:
  - Diesel generators
  - Natural gas generators
  - Light towers
  - Safety trailers
  - Gate Guards
- Market drivers:
  - Increased drilling activity in challenging terrain
  - Need for easy transport/portability
  - 24-hour customer service



CORPORATE

HII Technologies, Inc

OILFIELD SERVICES

Top Customers


14.1% Compounded
Monthly Customer Growth Rate
Cumulative # of Customers
0
10
20
30
40
50
60
70
80
Apr-12
May-12
Jun-12
Jul-12
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12
Jan-13
Feb-13
Mar-13
Apr-13
May-13
Jun-13
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13
Jan-14
Feb-14
Mar-14
Apr-14

Market Demand

- The Energy Information Administration (EIA) expects U.S. annual oil and gas production to grow 13.2% in 2014 and 9.1% in 2015
- Related to this production, the frac water clean-up market is projected to grow nine-fold to $9 *billion* in 2020 (Source: Lux Research)
- Drilling activity continues to expand, now covering a significant portion of the lower 48 states
- To address this ever growing need for water management, as well as local environmental concerns, E&P companies are exploring methodologies to:
  - Reduce costs and risks related to trucking and disposal
  - Reduce trucking emissions/road damage/noise
  - Recycle and re-use water on-site
  - Reduce waste/use of fresh water
  - Use natural gas for power in lieu of flaring
  - Address regulatory safety standards



Lower 48 states shale plays
Bakken
Woodford
Fayetteville
Barnett
Eagle Ford
Haynesville-Bossier
Marcellus
eia



U.S. Crude Oil and Liquid Fuels Production
eia
million barrels per day (MMbbl/d)
annual change (MMbbl/d)
14
13
12
11
10
9
8
7
6
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
-0.2
2012
2013
2014
2015
Crude oil (right axis)
Fuel ethanol (right axis)
Total production (left axis)
Natural gas plant liquids (right axis)
Biodiesel (right axis)
Production forecast (left axis)

Source: Short-Term Energy Outlook, February 2014.

Barriers to Entry & Competitive Advantages

Master Service Agreements (MSA's)

- The Company currently maintains 50+ MSA's and customer agreements
- MSA duration typically 3 to 5 years
- Trend of vendor shrinkage for bundled service providers makes MSA's a form of IP

Long-Term Relationships

- Management team multiple decades of experience with customer base
- Reputation for quality products/equipment, execution and customer service
- Local presence provides key competitive advantage

Green Technology

- Exclusive relationship for Landshark Wastewater Evaporator
- Provides significant cost savings vs trucking to disposal wells
- Welcomed by communities as eliminates road deterioration, noise & fuel emissions

Recycling Commercialization

- The Company's recycling units are now in the commercialization stage
- Offers substantial cost savings relative to sourcing fresh water for frac jobs
- Rounds out the full suite of frac water services offered by the Company

Financial Summary & Revenue Bridge

- Incremental revenue growth will largely be driven by AES Water Solutions & AquaTex
- & Significant AES capital expenditures are projected for:
  - Pipe/lay flat hose
  - Landshark Wastewater Evaporators
  - Flowback units
  - Recycling units
  - Related Equipment



$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
$14.6
$10.8
$5.5
$1.5
$32.3
2013A Revenue
AES Water Solutions & AquaTex
Safety Services
South Texas Power
2014E Revenue

Key Management Profiles

MATTHEW FLEMMING
CEO & President, HII Technologies

- 20+ years industrial, oilfield and manufacturing experience
- Former Director and CFO at Hemiwedge Industries (sold 2011)
- Former CEO of Faro – a specialty products company (successfully merged)
- Significant acquisition and capital raise experience

Water

BRENT MULLINIKS
President, AES Water Solutions

- Petroleum Engineer with over 25 years experience
- Former VP at Reichmann Petroleum Corporation and Devonian Resources, Inc.
- Involved with horizontal drilling and hydraulic fracing in the Barnett Shale since inception

BILLY COX
Vice President, AES Water Solutions

- 25+ years experience in oilfield services, operations, field crew management and business development
- Responsible for all aspects of water transfer used in field operations

Safety

CHARLES DAVIS
President, AES Safety Services

- 10+ years experience in all aspects of oil and gas safety services with Petrohawk and Talisman companies
- Experienced in managing safety engineering contractors in Texas, Ohio and West Virginia

Power

CHAD CRADY
President, South Texas Power

- 10+ years experience in oilfield portable power generation, construction and fabrication
- Experienced in servicing E&P, refinery, petrochemical and midstream sectors of the oil and gas industry

Investment Highlights

Focus on Critical Oilfield Services

Leading Position in Core Oilfield Markets

Proven Financial Platform and Strategy

Innovative Green Technology

Highly Experienced Management Team

Contacts

Company

Matthew Flemming, CEO

713-821-3157

matt@hiitinc.com

www.hiitinc.com

Investor Relations

MZ Group

Derek Gradwell - SVP, Natural Resources

512-270-6990

dgradwell@mzgroup.us

www.mzgroup.us